           ASSET TRANSFER AGREEMENT AND PLAN OF LIQUIDATION AND DISSOLUTION


     THIS ASSET TRANSFER AGREEMENT AND PLAN OF LIQUIDATION AND DISSOLUTION ("Agreement") is entered into as of June ___, 1997, by and among HARRIER, INC., a Delaware corporation ("Harrier"), NATURADE, INC., a Delaware corporation ("Naturade") and DERMARAY INTERNATIONAL, L.L.C., a California limited liability company (the "Company"). Harrier and Naturade are hereinafter referred to individually as a "Member" and collectively as the "Members."


                                   R E C I T A L S

     A. Harrier and Naturade previously organized the Company pursuant to that certain limited Liability Company Agreement ("LLC Agreement") dated November 29, 1994.

     B. Harrier and Naturade are the sole Members of the Company, with Harrier owning a 50% Membership Interest (as that term is defined at Section 1.6(q) of the LLC Agreement) and Naturade owning a 50% Membership Interest.

     C. The Members desire to liquidate and dissolve the Company pursuant to the laws of the State of California and this Agreement.

     D. The Members have duly authorized and approved the transactions contemplated by this Agreement.


                                  A G R E E M E N T

     It is agreed as follows:

     1.   SALE AND PURCHASE OF ASSETS.

          1.1 TRANSFER. Subject to and upon the terms and conditions set forth herein, Harrier agrees to sell, assign, convey, transfer and deliver ("Transfer") to the Company, and the Company agrees to purchase from Harrier, the following assets ("Assets"):

               (a)  Harrier's entire Membership Interest in the Company; and

               (b) Harrier's bioptron lamp inventory, as identified and described in the Schedule of Assets attached as Schedule 1 hereto ("Inventory").

          1.2 CONSIDERATION. The consideration to be paid by the Company to Harrier for the Assets on or before the Initial Closing Date (as defined below) shall be $175,000. Harrier acknowledges its prior receipt of $20,000 of such amount. The Company shall deliver the balance of the consideration on the Initial Closing Date pursuant to an unsecured promissory note ("Note") in the original principal amount of $155,000 in the favor of the Note attached hereto as Exhibit A.

          1.3 CLOSING. The initial closing ("Closing") of the transactions under this Agreement shall take place on June ___, 1997 (the "Initial Closing Date"). On the Initial Closing Date, Harrier shall transfer all of its right, title and interest in and to the Inventory to the Company pursuant to the bill of sale attached hereto as Exhibit B, and the Company shall deliver the originally executed Note to Harrier. Upon each payment by the Company of a portion of the principal amount outstanding under the Note, the Company shall be deemed to have redeemed a proportional amount of Harrier's Membership Interest. For example, upon Naturade's payment of $15,500 of the principal amount under the Note (representing 10% of the original principal amount) the Company shall be deemed to have redeemed 5% of Harrier's Membership Interest (representing 10% of Harrier's original Membership Interest). The redemptions hereunder shall take place upon, and concurrent with, each payment of principal under the Note, without the need for any further action on the part of any party, and each such redemption shall be referred to as a "Closing."

          1.4 INSTRUMENTS OF TRANSFER, ETC. Harrier shall deliver to the Company at each Closing and thereafter upon the Company's request such additional bills of sale, assignments and other good and sufficient instruments of Transfer in form and substance satisfactory to Buyer and its counsel as are necessary to effectively Transfer all of Harrier's right, title and interest in the Assets to the Company. At any time after each Closing, Harrier shall execute, acknowledge and deliver to the Company any further documents, assurances or other matters, and will take any other action consistent with the terms of this Agreement that may reasonably be requested by the Company and as are necessary or desirable to carry out the purpose of this Agreement.

          1.5 TITLE TO ASSETS. Harrier has and will Transfer to the Company good and marketable title to the Assets, free and clear of all mortgages, pledges, security interests, liens, claims, charges, restrictions and encumbrances. No financing statements under the Uniform Commercial Code or similar laws naming Harrier as debtor have been filed in any jurisdiction with respect to the Assets.

     2.   DISSOLUTION AND WINDING UP.

          2.1 REDEMPTION OF MEMBERSHIP INTEREST. Upon the Company's final payment of the outstanding principal amount under the Note ("Dissolution Date"), the Company shall be deemed to have redeemed Harrier's entire Membership Interest and the Company shall be deemed to have dissolved in accordance with
Article XII of the LLC Agreement.

          2.2 NOTIFICATION OF CREDITORS. On the Dissolution Date, Naturade, as the sole Member, the Company, shall give written notice of commencement of winding up to the Company in substantially the form of Exhibit C, indicating that the assets of the Company are to be distributed in liquidation to the remaining Member.

          2.3 SECRETARY OF STATE FILINGS. As soon as practicable after the Dissolution Date, and after receiving tax clearance certificates from the California Franchise Tax Board as required by law, Naturade shall execute a Certificate of Dissolution on Form LLC-3 and a Certificate of Cancellation on Form LLC-4/7 in accordance with the provisions of the California Corporations Code, and cause such Certificates to be filed in the office of the Secretary of State of California.

     3. MUTUAL REPRESENTATIONS, WARRANTIES AND COVENANTS. Each party represents, warrants and covenants to the other as of the date hereof and as of each Closing as follows:

          3.1 ORGANIZATION. Each party is duly organized, validly existing and in good standing under the laws of the state of its organization.

          3.2 POWER AND AUTHORITY. Each party has all requisite power and authority to enter into and to carry out all of the terms of this Agreement and all other documents executed and delivered in connection herewith. All action on the part of the party, its officers, directors, shareholders and members necessary for the authorization, execution, delivery and performance of this Agreement by the party has been taken and no further authorization on the part of the party is required to consummate the transactions provided for in this Agreement. When executed and delivered by the party, this Agreement shall constitute the valid and legally binding obligations of the party enforceable in accordance with its terms. Neither the execution, delivery nor performance of this Agreement by the party shall (i) violate or result in a breach of any provisions of the party's charter documents, (ii) constitute a default or result in a breach of any contract or agreement to which it is a party or its assets or properties are bound, or (iii) violate any order, writ, injunction, decree, judgment or other restriction of any court, administrative agency or governmental body.

          3.3 AGREEMENT TO PERFORM NECESSARY ACTS. Each party agrees to perform any further acts and execute and deliver any documents which may be reasonably necessary to carry out the provisions and purposes of this Agreement.

     4.  MISCELLANEOUS.

          4.1 CUMULATIVE REMEDIES. Any person having any rights under any provision of this Agreement will be entitled to enforce such rights specifically, to recover damages by reason of any breach of any provision of this Agreement, and to exercise all other rights granted by law, which rights may be exercised cumulative and not alternatively.

          4.2 SUCCESSORS AND ASSIGNS. The rights and obligations of the parties under this Agreement shall not be assignable without the written consent of the other parties, provided, however, that nothing herein shall restrict Harrier's right to assign its interests under the Note. Except as otherwise expressly provided herein, all covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto will bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not.

          4.3 SEVERABILITY. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement or the other documents.

          4.4 COUNTERPARTS. This Agreement may be executed in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts when taken together will constitute one and the same agreement.

          4.5 NOTICES. Any approvals, consents or notices required or permitted to be sent or given shall be delivered in writing personally or mailed, certified mail, return receipt requested, to the following addresses and shall be deemed to have been received within five days after such mailing:

     If to the Company:            DermaRay International, L.L.C.
                                   7110 East Jackson Street
                                   Paramount, California  90723
                                   Attn:  Michael Fernicola, President

     If to Naturade:          Naturade, Inc.
                                   7110 East Jackson Street
                                   Paramount, California  90723
                                   Attn:  Michael Fernicola, President

     If to Harrier:                Harrier, Inc.
                                   2200 Pacific Coast Highway, Suite 301
                                   Hermosa Beach, California  90254
                                   Attn:  Kevin DeVito, President


          4.6 GOVERNING LAW; ARBITRATION. The validity, meaning and effect of this Agreement shall be determined in accordance with the laws of the State of California, applicable to contracts made and to be performed in that state, without regard to its conflicts of laws rules; provided however that the Federal Arbitration Act of the United States shall govern issues as to arbitrability.
If a dispute arises in connection with or relating to this Agreement and the parties are unable to resolve it within forty-five (45) days through direct negotiations, the dispute shall be referred to final and binding arbitration to be held in Los Angeles, California in accordance with the rules of the American Arbitration Association for Commercial Arbitration (as they may be amended from time to time). The award of the arbitrator(s) shall be final and binding upon the parties hereto and may be enforced by any court of competent jurisdiction.

          4.7 LITIGATION COSTS. If any legal action or any arbitration or other proceeding is brought for the enforcement of this Agreement, or because of an alleged dispute, breach, default, or misrepresentation in connection with any of the provisions thereof, the successful or prevailing party or parties shall be entitled to recover reasonable attorneys' fees and other costs incurred in that action or proceeding, in addition to any other relief to which it or they may be entitled.

          4.8 ENTIRE AGREEMENT. This Agreement constitutes the entire agreement and understanding of the parties with respect to the subject matter thereof, and supersedes all prior and contemporaneous agreements and understandings.

     IN WITNESS WHEREOF, each of the parties to this Agreement has executed or caused this Agreement to be executed as of the date first above written.


                                        "HARRIER"

                                        Harrier, Inc.,
                                        a Delaware corporation


                                        By: /s/ Kevin Devito
                                           -------------------------------------
                                            Kevin DeVito, President


                                        "NATURADE"

                                        Naturade, Inc.,
                                        a Delaware corporation


                                        By: /s/ Michael Fernicola
                                           -------------------------------------
                                            Michael Fernicola, President


                                        "DERMARAY"

                                        DermaRay International, L.L.C.,
                                        a California limited liability company


                                        By: /s/ Michael Fernicola
                                           -------------------------------------
                                            Michael Fernicola, President

                                      SCHEDULE 1

                                    INVENTORY LIST

                                      EXHIBIT A

                              UNSECURED PROMISSORY NOTE


PARAMOUNT, CALIFORNIA                                                 $155,000
JUNE __, 1997


     FOR VALUE RECEIVED, DERMARAY INTERNATIONAL, L.L.C., a California limited liability company (the "Company"), promises to pay on or before March 31, 1998 to the order of Harrier, Inc. or assigns ("Holder"), at the address designated by Holder, the principal amount of One Hundred Fifty-Five Thousand Dollars ($155,000). The outstanding principal amount under this Note shall not bear interest and shall be due and payable no later than March 31, 1998; provided, however, the Company shall apply at least __% of the gross proceeds from its sale of bioptron lamps towards the payment of the outstanding principal amount of this Note and otherwise use its best efforts to pay the outstanding principal amount under this Note as soon as possible.

     Upon the happening of any Event of Default as set forth below and the giving of notice by the Holder as provided herein, this Note shall become immediately due and payable in full, without presentment or protest, both of which are hereby waived by the Company. In such case, Holder may proceed to protect and enforce its rights by a suit in equity, action at law, or other appropriate proceedings. In case of any Event of Default, the Company will reimburse Holder for its reasonable costs and expenses, including attorney's fees, incurred in connection with the enforcement of its rights under this Note.

     "Event of Default" whenever used herein means any one of the following events:

          (a) Default in the payment of principal under this Note when it becomes due;

          (b) The entry of a decree or order by the court having jurisdiction in the premises adjudging the Company bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under applicable bankruptcy laws, or appointing a receiver, liquidator, assignee, trustee (or similar official) of the Company or any substantial part of its property, and the continuance of such decree or order in effect for a period of thirty (30) consecutive days; or

          (c) The institution by the Company of proceedings to be adjudicated as a bankrupt or insolvent, or the consent by it to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer to consent seeking reorganization or relief under applicable bankruptcy laws, or the consent by it to the filing of any such petition or to the appointment of any receiver, liquidator, assignee, trustee (or similar official) the Company or any substantial part of its property, or the making by it of any assignment for the benefit of creditors.

     Except as otherwise provided in this Note, the Company:

          (a) Waives demand, presentment for payment, notice of non-payment, grace, protest, notice of protest, notice of acceleration of the indebtedness due hereunder and all other notice in collecting this Note;

          (b) Consents to all extensions or rearrangements or postponements of time or payment of this Note, whether or not for a term or terms in excess of the original term hereof, and to any other indulgence with respect hereto without notice, consent or consideration to any of them; and

          (c) Waives any right it may have to require Holder to exercise the remedies available on default in any particular order.

     WITNESS the signature of a duly authorized officer of the Company.


                                        DERMARAY INTERNATIONAL, L.L.C.,
                                        a California limited liability company



                                        By:  /s/ Michael Fernicola
                                            -----------------------------------
                                             Michael Fernicola, President

                                      EXHIBIT B

                                     BILL OF SALE


     This Bill of Sale is made this ___ day of June 1997 by and between HARRIER, INC., a Delaware corporation (hereinafter referred to as "Seller"), and DERMARAY INTERNATIONAL, L.L.C., a California limited liability company (hereinafter referred to as "Purchaser").

     For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Seller does hereby sell, assign, grant, convey, set over, confirm and deliver to Purchaser and its successors and assigns forever, all of Seller's right title and interest in and to those "Assets" set forth on Exhibit "A" attached hereto, free and clear of any and all liens, claims and encumbrances of any kind.

     Simultaneously with the execution and delivery hereof and from time to time thereafter, Seller will execute and deliver to Purchaser such additional documents of transfer with respect to the Assets as Purchaser may reasonably require in order to effectuate this transaction.

     IN WITNESS WHEREOF, the Sellers have caused this instrument to be executed on the date above-written.

                                   "SELLER"

                                   HARRIER, INC.,
                                   a Delaware corporation

                                    /s/ Kevin DeVito
                                   --------------------------------------------
                                   Kevin DeVito, President

                                      EXHIBIT C

                   NOTICE OF COMMENCEMENT OF VOLUNTARY PROCEEDINGS
                          TO WIND UP, LIQUIDATE AND DISSOLVE


TO:  ALL CREDITORS AND CLAIMANTS


     NOTICE IS HEREBY GIVEN pursuant to Section 17352(a) of the California Corporations Code that DERMARAY INTERNATIONAL, L.L.C., a California limited liability company (the "Company"), whose principal office is located at 7110 East Jackson Street, Paramount, California 90723, has voluntarily elected to wind up its affairs, liquidate and dissolve.

     Proceedings for the winding up of the Company commenced on_______________, 199__, on which date all of the members of the Company consented to the winding up, liquidation and dissolution of the Company.


Dated:  ___________, 199__         DERMARAY INTERNATIONAL, L.L.C.
                                         a California limited liability company


                                         By:  /s/ Michael Fernicola
                                             ----------------------------------
                                             Michael Fernicola, President

                              CERTIFICATE OF MAILING OF
                   NOTICE OF COMMENCEMENT OF VOLUNTARY PROCEEDINGS
                          TO WIND UP, LIQUIDATE AND DISSOLVE


     The undersigned hereby certifies that he is the President of DERMARAY INTERNATIONAL, L.L.C., a California limited liability company (the "Company"); and that on ___________, 199__, he mailed to all known creditors and claimants whose addresses appear on the books of the Company, a notice of election to wind up, liquidate and dissolve the Company, a copy of such notice being attached hereto as Exhibit A, by depositing a copy of such notice in the United States mail at Paramount, California, in a sealed envelope with postage prepaid and addressed to each of such persons at the addresses appearing on the books of the Company.

     Executed on _____________, 199__, at ___________________, Los Angeles
County, California.


                                              /s/ Michael Fernicola
                                             ----------------------------------
                                              Michael Fernicola, President


                                      C-2